UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-33807 (Commission File Number)	26-1232727 (IRS Employer Identification No.)
100 INVERNESS TERRACE E. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)
(303) 706-4000 (Registrant’s telephone number, including area code)

HUGHES SATELLITE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-179121 (Commission File Number)	45-0897865 (IRS Employer Identification No.)
100 INVERNESS TERRACE E. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)
(303) 706-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 19, 2019, EchoStar Corporation (“EchoStar”) entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with DISH Network Corporation, a Nevada Corporation (“DISH”), BSS Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of DISH (“Merger Sub”), and EchoStar BSS Corporation, a Delaware corporation and a newly-formed wholly owned subsidiary of EchoStar (“BSS”). A copy of the Master Transaction Agreement will be filed by EchoStar as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2019.
Pursuant to the terms of the Master Transaction Agreement, EchoStar will transfer to DISH various businesses, assets and liabilities primarily relating to the portion of EchoStar’s satellite services business that manages and provides (i) broadcast satellite services primarily to DISH and its subsidiaries and (ii) telemetry, tracking and control services to satellites owned by DISH and EchoStar’s other businesses (the “BSS Business”). EchoStar and certain of its subsidiaries will transfer the BSS Business initially to BSS, which will result in BSS owning the BSS Business (the “Pre-Closing Restructuring”). Immediately following the Pre-Closing Restructuring, EchoStar will distribute to each holder of shares of Class A and Class B common stock of EchoStar an amount of shares of common stock of BSS, par value $0.001 per share (“BSS Common Stock”) equal to one share of BSS Common Stock for each share of Class A and Class B common stock of EchoStar owned by such EchoStar stockholder on the record date for the distribution (the “Distribution”), which date has not yet been determined. Immediately following the Distribution, BSS will merge with and into Merger Sub (the “Merger”), such that, at the effective time of the Merger (the “Effective Time”) (i) BSS will survive the Merger and become a wholly owned subsidiary of DISH and DISH will own and operate the BSS Business, and (ii) each issued and outstanding share of BSS Common Stock owned by EchoStar stockholders will be converted into a number of shares of DISH Class A common stock (“DISH Common Stock”) equal to 22,937,188 divided by the total number of shares of Class A and Class B common stock of EchoStar outstanding on the record date for the Distribution. When the Merger is completed, BSS will hold the BSS Business and will be a wholly owned subsidiary of DISH. While the Distribution and the Merger are expected to be tax-free to EchoStar stockholders for U.S. federal income tax purposes, significant tax liability could arise if they are not.
In connection with the transactions contemplated by the Master Transaction Agreement, at the closing of the Distribution and the Merger, EchoStar, DISH and certain of their subsidiaries will enter into additional agreements, including, among others:

•
A Tax Matters Agreement, which will govern, among other things, the respective rights, responsibilities and obligations of EchoStar and DISH after the Distribution and the Merger with respect to tax liabilities and benefits, tax attributes, tax contests and certain other tax matters;

•	An Employee Matters Agreement, which will govern, among other things, DISH’s, EchoStar’s and BSS’s obligations with respect to current and former employees of the BSS Business;

•
An Intellectual Property and Technology License Agreement, which will, among other things, allocate among EchoStar and DISH certain rights and interests in certain intellectual property relating to the BSS Business;

•
A Telemetry Tracking and Control Agreement, which will govern, among other things, the provision of certain telemetry, tracking and control services by DISH and its subsidiaries to EchoStar and its subsidiaries; and

•
One or more services agreements, relating to various transition services to be provided by EchoStar that may be required by DISH following the closing of the Distribution and the Merger to support the BSS Business.

Assets and Liabilities - Pursuant to the Master Transaction Agreement, EchoStar and its subsidiaries will transfer the assets that are primarily used in the BSS Business, together with, among other things, EchoStar’s equity interests in certain entities, certain owned and leased satellites, and certain owned and leased real property, to BSS. Following the spinoff of BSS, BSS will merge with Merger Sub and become a wholly owned subsidiary of DISH. Consequently, DISH will generally assume all liabilities primarily associated with the operation and ownership of the BSS Business and the transferred assets, regardless of when or where such liabilities arose and whether or not known as of the closing. EchoStar will retain and remain responsible for certain liabilities relating to the BSS Business, including (i) pre-closing indebtedness (if any), (ii) certain employee-related liabilities, (iii) pre-closing tax liabilities and (iv) certain other pre-closing liabilities expressly agreed to by the parties.
Representations/Warranties and Covenants - Pursuant to the Master Transaction Agreement, EchoStar and DISH each make certain customary representations, warranties and covenants primarily about the BSS Business and its related assets. Between signing and closing, EchoStar, or as applicable, BSS, agrees to conduct the BSS Business in the ordinary course of business and not to undertake certain actions prior to the Merger without the written consent of DISH.
Closing Conditions - Completion of the Distribution and the Merger is subject to certain closing conditions including, among other things:

•
The effectiveness of the registration statement registering the DISH Common Stock to be issued to holders of BSS Common Stock, to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Merger Agreement and the dissemination of a joint information statement/prospectus to EchoStar’s stockholders;

•	Receipt of certain approvals from, and submission of certain notifications to, governmental entities, including the Federal Communications Commission and Anatel;

•	Completion of the Pre-Closing Restructuring and the Distribution; and

•	Receipt by EchoStar and DISH of tax opinions from their respective legal counsel.

The Merger is expected to be consummated three business days after the satisfaction or waiver of all of the closing conditions to the transaction (other than conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions at such time).
Indemnification - Pursuant to the Master Transaction Agreement, EchoStar will indemnify DISH against losses suffered as a result of (i) a breach of certain representations and warranties, (ii) a breach or non-performance of any covenant that is to be performed by EchoStar after the Effective Time and (iii) the excluded liabilities. DISH will similarly indemnify EchoStar against losses suffered as a result of (i) a breach of its fundamental representations, (ii) a breach or non-performance of any covenant that is to be performed by DISH after the Effective Time and (iii) the assumed liabilities.
Termination - The Master Transaction Agreement provides for certain termination rights of EchoStar and DISH, including the right of either party to terminate the Master Transaction Agreement if the Merger has not closed within nine (9) months after the signing of the Master Transaction Agreement. Additionally, either

EchoStar or DISH may terminate the Master Transaction Agreement if any of the mutual conditions to closing have become incapable of being satisfied, provided that such right to terminate will not be available to any party who has breached the Master Transaction Agreement resulting in the failure of any condition to the Merger being satisfied. In addition, DISH may terminate the Master Transaction Agreement for an incurable breach of the agreement by the EchoStar. Similarly, EchoStar may terminate the Master Transaction Agreement for an incurable breach of the agreement by DISH.
A substantial majority of the voting power of EchoStar and DISH is owned by Charles W. Ergen, EchoStar’s Chairman, and by certain entities established by Mr. Ergen for the benefit of his family. In addition, EchoStar and DISH and their subsidiaries are parties to certain agreements pursuant to which they obtain certain products, services and rights from each other. For more information, see Note 17 to the consolidated financial statements in our most recent Quarterly Report on Form 10-Q.
Item 7.01. Regulation FD Disclosure.
On May 20, 2019, EchoStar issued a press release announcing the execution of the Master Transaction Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the SEC or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This document and any exhibits thereto may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this report, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans,” and similar expressions and the use of future dates are intended to identify forward looking statements. Although management believes that the expectations reflected in these forward looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. The forward-looking statements may include those regarding any matter set forth in this document or any of the exhibits incorporated herein. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors include, but are not limited to, the possibility that a transaction will not be completed, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to a potential transaction, adverse effects on the market price of DISH’s common stock, adverse effects on the market price of EchoStar’s common stock and on EchoStar’s operating results for any reason, including, without limitation, because of a failure to complete a transaction, failure to realize the expected benefits of a transaction, significant transaction costs and/or unknown liabilities and general economic and business conditions that affect EchoStar or DISH following the transaction. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties, and assumptions. For additional information on these and other factors that could affect EchoStar’s forward-looking statements, see EchoStar’s filings with the SEC, including EchoStar’s most recently filed Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form 10-Q and other documents EchoStar files with the SEC from time to time. The forward-looking statements speak only as of the date made, and EchoStar expressly disclaims any obligation to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press release dated May 20, 2019 issued by EchoStar Corporation*
* Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

HUGHES SATELLITE SYSTEMS CORPORATION

Date: May 20, 2019	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President, General Counsel and Secretary